EXHIBIT 10.1

SUMMARY OF FISCAL 2017 EXECUTIVE SHORT TERM INCENTIVE PLAN

AND FISCAL 2017 EXECUTIVE LONG TERM INCENTIVE PLAN

Fiscal 2017 Executive Short Term Incentive Plan

Under the Fiscal 2017 Executive Short Term Incentive Plan (the “Executive Short Term Incentive Plan”), the Company’s officers, including the named executive officers, other than W. Richard Marz, can earn annual incentive cash compensation based upon the Company’s achievement of specified results with respect to corporate revenue and operating income targets for fiscal 2017.

The targets and weightings relevant to the cash incentive determination for fiscal 2017 under the Executive Short Term Incentive Plan will be as follows:

Fiscal 2017 Financial Targets	Weighting
Company Revenue	50%
Company Operating Income Before Incentive Compensation	50%

The Company’s Operating Income Before Incentive Compensation must be at least 75% of the target level under the Company’s Fiscal 2017 Operating Budget for any annual incentive cash compensation payout to be made under the Executive Short Term Incentive Plan.

The financial targets include progressive threshold (90% of target for Company Revenue and 75% of target for Company Operating Income), target and maximum (110% of target for Company Revenue and 125% of target for Company Operating Income) level incentive performance objectives. If the threshold, target or maximum financial performance objectives are met, participants will receive a cash incentive payment under the Executive Short Term Incentive Plan, with the specific amount that such participant receives dependent on Company financial performance, their base salary and their predetermined participation level (60% for our President and Chief Executive Officer and 40% for the other officers) stated as a percentage of base salary.

An annual incentive cash compensation payout can be made under the Executive Short Term Incentive Plan if Company Revenue equals or exceeds 90% of the target performance standard or if Company Operating Income equals or exceeds 75% of the target performance standard.

Under the Executive Short Term Incentive Plan, the possible outcomes of the percentage of base salary that could be received by the Company’s President and Chief Executive Officer is 0% of base salary for performance below the threshold performance standards, and an amount between 22.5% and 90% of base salary for performance at or above the threshold performance standards, with 60% payable if both of the target financial performance objectives are met. Under the Executive Short Term Incentive Plan, the possible outcomes of the percentage of base salary that could be received by other officers of the Company is 0% of base salary for performance below the threshold performance standards, and an amount between 15% to 60% of base salary for performance at or above the threshold performance standards, with 40% payable if both of the target financial performance objectives are met.

After completion of fiscal 2017, the Management Development, Compensation and Stock Option Committee (the “Committee”) will determine the extent to which the specified goals relating to the financial performance targets and the actual cash amounts to be paid under the Executive Short Term Incentive Plan. Participants must be assessed by the Management Development Committee at the time of the payout to have performed competently in order to be eligible for a payout.

The Committee reserves the right, in its sole and absolute discretion, to change the eligibility for participation under the Executive Short Term Incentive Plan, to revise, eliminate or otherwise modify any performance targets, to modify any participant’s target cash incentive, or otherwise to increase, decrease or eliminate any incentive payouts to any participant under the Executive Short Term Incentive Plan, regardless of the level of performance targets that have been achieved, including to provide for no cash incentive payout to a participant even though one or more performance targets have been achieved.

Participants under the Executive Short Term Incentive Plan must be employed on or before December 31, 2016 in order to be eligible. Those hired between July 1, 2016 and December 31, 2016 will receive a pro-rata portion of their individual participation level. Participants must be employed by the Company at the date of the payment in fiscal 2018, except to the extent otherwise provided by separate agreement.

Fiscal 2017 Executive Long Term Incentive Plan

Under the Fiscal 2017 Executive Long Term Incentive Plan (the “Executive Long Term Incentive Plan”), the Company’s officers, including the named executive officers, other than W. Richard Marz, can earn annual incentive restricted stock awards under the 2004 Stock Incentive Plan based upon the Company’s performance against pre-established Company financial targets. The equity awards will be in the form of restricted stock awards. The number of shares of restricted stock awarded under the Executive Long Term Incentive Plan for fiscal 2017 performance will be based on the Company’s achievement of specified results with respect to corporate revenue and operating income targets for fiscal 2017.

The financial targets and weightings relevant to the equity incentive award determination for fiscal 2017 for each of the executive officers will be as follows:

Fiscal 2017 Financial Targets	Weighting
Company Revenue	50%
Company Operating Income Before Incentive Compensation	50%

The Company’s Operating Income Before Incentive Compensation must be at least 75% of the target level under the Company’s Fiscal 2017 Operating Budget for any annual incentive cash compensation payout to be made under the Executive Long Term Incentive Plan.

The financial targets include progressive threshold (90% of target for Company Revenue and 75% of target for Company Operating Income), target and maximum (110% of target for Company Revenue and 125% of target for Company Operating Income) level incentive performance objectives. If the threshold, target or maximum financial performance objectives are met, participants will receive an equity incentive award under the Executive Long Term Incentive Plan. The specific number of shares of restricted stock that such participant receives will be determined by dividing an award amount denominated in dollars by the closing price of the Company’s Common Stock on the NASDAQ Stock Market’s Global Market on the date the restricted stock is awarded. The amount of the award is dependent on Company financial performance, the participant’s base salary and their predetermined participation level (30% for our President and Chief Executive Officer and 20% for the other officers) stated as a percentage of base salary.

An annual incentive equity compensation payout can be made under the Executive Long Term Incentive Plan if the Company Revenue target equals or exceeds 90% of the target performance standard or if the Company Operating Income Target equals or exceeds 75% of the target performance standard.

Under the Executive Long Term Incentive Plan, the grant date value of equity awards that could be received by the Company’s President and Chief Executive Officer will be 0% of base salary for performance below the threshold performance standards, and an amount between 11.25% and 45% of base salary for performance at or above the threshold performance standards, with a grant date value of 30% of base salary earned if both of the target financial performance objectives are met. Under the Executive Long Term Incentive Plan, the grant date value of equity awards that could be received by the Company’s other officers will be 0% of base salary for performance below the threshold performance standards, and an amount between 7.5% and 30% of base salary for performance at or above the threshold performance standards, with 20% of base salary earned if both of the target financial performance objectives are met.

After completion of fiscal 2017, the Committee will determine the extent to which the specified goals relating to the financial targets have been achieved and the actual number of restricted shares to be granted under the 2004 Stock Incentive Plan. The restricted stock awards will vest 25% on the grant date, 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date and 25% on the third anniversary of the grant date, provided the participant remains employed with the Company on each of the relevant vesting dates. Participants must be assessed by the Management Development Committee at the time of the award to have performed competently in order to be eligible for an award.

The Committee reserves the right, in its sole and absolute discretion, to change the eligibility for participation under the Executive Long Term Incentive Plan, to revise, eliminate or otherwise modify any performance targets, to modify any participant’s target award potential, or otherwise to increase, decrease or eliminate any equity awards to any participant under the Executive Long Term Incentive Plan, regardless of the level of performance targets that have been achieved, including to provide for no equity awards to a participant even though one or more performance targets have been achieved.

Participants under the Executive Long Term Incentive Plan must be employed on or before December 31, 2016 in order to be eligible. Those hired between July 1, 2016 and December 31, 2016 will receive a pro-rata portion of their equity award. Participants must be employed by the Company at the date of the equity award of in fiscal 2018, except to the extent otherwise provided by separate agreement.